Exhibit 99.2

SPRINGSTONE FINANCIAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

SPRINGSTONE FINANCIAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

TABLE OF CONTENTS

Independent Auditor’s Report	3 - 4

Financial Statements:
Balance Sheets	5

Statements of Operations	6

Statements of Changes In Members’ Equity	7

Statements of Cash Flows	8

Notes to Financial Statements	9 – 14

Supplemental Schedule:
Independent Auditor’s Report on Supplementary Information	15

Schedule of Operating Expenses	16

INDEPENDENT AUDITOR’S REPORT

To the Members

Springstone Financial, LLC

Westborough, MA 01581

We have audited the accompanying financial statements of Springstone Financial, LLC which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springstone Financial, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the 2012 financial statements have been restated to correct misstatements. Our opinion is not modified with respect to this matter.

Certified Public Accountants

March 28, 2014

SPRINGSTONE FINANCIAL, LLC

BALANCE SHEETS

(See Notes to Financial Statements)

	December 31, 2013	December 31, 2012
ASSETS
Current Assets
Cash and Cash Equivalents	$7,804,060	$7,385,889
Loan Origination Fees Receivable	414,121	590,843
Prepaid Expenses	105,977	62,135
Due From Officers	171,860	85,930
Other Receivables	625	149,391

Total Current Assets	8,496,643	8,274,188

Property and Equipment
Property and Equipment - Cost	953,225	597,910
Less Accumulated Depreciation	550,473	445,950

Net Property and Equipment	402,752	151,960

Other Assets
Intangible Assets	6,731	6,731
Less Accumulated Amortization	3,590	3,142

Net Intangibles	3,141	3,589

Restricted Cash - See Note 4	1,399,732	1,312,358
Security Deposits	57,378	27,378

Total other Assets	1,460,251	1,343,325

Total Assets	$10,359,646	$9,769,473

LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts Payable	$345,138	$149,072
Alliance Rebate Payable	494,416	221,829
Accrued Expenses	106,063	107,929
Accrued Salaries and Payroll Taxes	551,098	415,021
Loan Funding Payables	323,299	178,399
Current Portion of Deferred Rent	4,725	—

Total Current Liabilities	1,824,739	1,072,250

Long Term Liabilities
Loan Loss Contingency - See Note 5	1,189,681	1,189,681
Deferred Rent	22,839	—

Total Long Term Liabilities	1,212,520	1,189,681

Total Liabilities	3,037,259	2,261,931
Members’ Equity	7,322,387	7,507,542

Total Liabilities and Members’ Equity	$10,359,646	$9,769,473

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF OPERATIONS

(See Notes to Financial Statements)

	Years Ended December 31,
	2013	2012

Fee Income	$19,401,918	$14,840,780
Fee Refunds	916,198	428,658

Net Fee Income	18,485,720	14,412,122

Operating Expenses	9,861,710	7,380,232

Income From Operations	8,624,010	7,031,890

Other Income
Interest Income	2,543	3,077

Net Income	$8,626,553	$7,034,967

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(See Notes to Financial Statements)

	NBT Capital Corp.	Premier Payment Solutions, Inc	Total
Balance Beginning of the Period	$3,056,958	$302,509	$3,359,467

Net Income	1,434,173	5,736,693	7,034,967

Distributions To Members	(577,378)	(2,309,514)	(2,886,892)

Members Equity December 31, 2012	$3,913,753	$3,729,688	$7,507,542

Net Income	1,725,311	6,901,242	8,626,553

Distributions To Members	(1,762,342)	(7,049,366)	(8,811,708)

Members Equity December 31, 2013	$3,876,722	$3,581,564	$7,322,387

SPRINGSTONE FINANCIAL, LLC

STATEMENTS OF CASH FLOWS

(See Notes to Financial Statements)

	Years Ended December 31,
	2013	2012
Cash Provided By (Used In)
Operating Activities
Net Income	$8,626,553	$7,034,967
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities
Depreciation and Amortization	123,421	102,864
Assets Abandoned In Office Relocation	26,246	—
Security Deposits	(30,000)	—
(Increase) Decrease In
Loan Origination Fees Receivable	176,722	(402,337)
Prepaid Expenses	(43,842)	17,662
Due From Officers	(85,930)	(85,930)
Other Receivables	148,766	(143,852)
(Decrease) Increase In
Accounts Payable	196,066	22,519
Alliance Rebate Payable	272,587	221,829
Accrued Expenses	(1,866)	12,498
Accrued Salaries and Payroll Taxes	136,077	197,159
Loan Funding Payables	144,900	58,111
Loan Loss Contingency	—	(33,253)
Deferred Rent	27,564	—

Total Adjustments	1,090,711	(32,730)

Net Cash Provided by Operating Activities	9,717,264	7,002,237

Investing Activities
Restricted Cash	(87,374)	(89,424)
Purchase of Equipment and Software	(400,011)	(81,383)

Net Cash Used In Investing Activities	(487,385)	(170,807)

Financing Activities
Distributions to Members	(8,811,708)	(2,886,892)

Net Cash Used In Investing Activities	(8,811,708)	(2,886,892)

Net Increase in Cash	418,171	3,944,538
Cash - Beginning of the Period	7,385,889	3,441,351

Cash - End of the Period	$7,804,060	$7,385,889

See Note 6 for supplemental disclosures of noncash transactions.

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The Company provides services related to the origination and processing of consumer loans. The loans are used to fund elective medical, fertility and dental procedures, as well as tuition at private educational institutions and tutoring at learning centers for pre-post secondary age students.

Revenues and Expenses

The Company earns revenue by originating and placing consumer loans with funding institutions. Revenue consists of fees from service providers and loan origination fees from the funding institutions. Revenue is recognized when the loans are funded.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual results could differ from those estimates.

Property and Equipment

Property and equipment additions are recorded at cost. Maintenance, repairs, and renewals are expensed, and additions and improvements are capitalized. Depreciation is computed using both straight-line and accelerated methods over useful lives of 5 - 7 years.

Depreciation expense for the years ended December 31, 2013 and 2012 was $122,973 and $102,416, respectively.

The Components of Property and Equipment are as follows:

	December 31, 2013	December 31, 2012
Computers and Office Equipment	$148,696	$118,465
Furniture and Fixtures	237,540	56,543
Leasehold Improvements	110,259	24,775

	496,495	199,783
Less Accumulated Depreciation	179,354	146,496

	$317,141	$53,287

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Property and Equipment, continued

Software and Website Costs

Computer software and web site development costs include packaged software, customized software for website operations, and costs related to major website enhancements. These costs are amortized using the straight-line method over three year lives. Operating expenses related to web site hosting and routine maintenance are expensed as incurred.

The components of capitalized software and website costs are as follows:

	December 31, 2013	December 31, 2012
Software	$136,865	$131,095
Website Costs	319,865	267,032

	456,730	398,127
Less Accumulated Depreciation	371,119	299,454

	$85,611	$98,673

Marketing and Advertising

The Company currently markets loans to the following demographic markets: (1) high quality medical and dental professional service providers for funding of elective medical, fertility and dental procedures, and (2) private educational institutions and learning centers for funding of private K-12 school tuition and tutoring.

The Company expenses advertising as incurred. Advertising expense for the twelve months ended December 31, 2013 and 2012 was $190,112 and $109,141, respectively.

Concentrations of Credit Risk

The Company maintains demand deposits with several high quality financial institutions. Periodically, cash balances exceed the federally insured bank deposit limits. The Company had approximately $9,068,000 and $9,818,000 in uninsured cash, as of December 31, 2013 and 2012, respectively.

Credit Policies

The Company follows practices standard in the consumer lending/loan servicing industries. Loan applications are processed through various fraud shield databases and credit checks are run for all loan applicants. Loan proceeds are sent directly to the medical or dental service provider or educational institution, and not to the borrower.

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Limited Liability Company/Income Taxes

As a limited liability company, each member’s liability is limited to amounts reflected in their respective member accounts.

The Company files its income tax returns as a partnership for federal and state income tax purposes. As such, the Company will not pay any federal or state income taxes, because any income or loss will be passed through to the federal and state tax returns of the members of the Company. Accordingly, no provision is made for federal or state income taxes in the financial statements.

Following are the differences between the financial statements and how the Company reports in its income tax returns: The financial statements include a provision for loss reserves based on management’s estimate of its exposure to potential loan defaults whereas the tax reporting allows deductions only when losses are realized. Organizational expenses were expensed in full on the financial statements, whereas for income tax reporting organizational costs are amortized over five years. Meals and entertainment are expensed in full on the financial statements, whereas for income tax reporting these costs are only 50% deductible.

The Company files income tax returns in the U.S. federal jurisdiction and the states of Massachusetts, Pennsylvania, New Jersey and Ohio. Management believes that all positions taken in its tax returns would be sustained in the event of review. The Company’s tax returns are no longer subject to review for years before 2010.

NOTE 2 – CORRECTION OF ERROR

The Company has restated the 2012 financial statements in order to reflect the following corrections:

•	In 2009, the Company entered into an agreement with World Financial Capital Bank (now known as Comenity Bank) under which it would refund excess margin earned from provider fees, as calculated in accordance with the terms of the agreement. In 2012, the margin specified in the agreement was exceeded which resulted in the accrual of a rebate in the amount of $221,829 and referred to in the financial statements as “Alliance Rebate”.

•	The Company has been providing supplemental life insurance and disability benefits to its officers. It was subsequently determined that the cost of the benefits should be reimbursed by the officers. As a result, the Company has accrued a receivable from the officers in the amount of $85,930.

NOTE 3 – LEASE COMMITMENTS

Operating Lease

In 2013, the Company entered into a lease for new office space. The lease is for a period of 73 months beginning February, 2014, with an option to renew for an additional five years.

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 3 – LEASE COMMITMENTS, continued

The Company occupied the new space on October 1, 2013, and paid rent of $1,848 for the months of October through December under the early occupancy provision in the lease. The difference between the rent paid for these months and the fair value of the rent as determined from the lease terms has been recorded as rent expense and a liability for deferred rent, which will be amortized over the term of the lease. Rent expense for office space for the years ended December 31, 2013 and 2012 was $172,532 and $134,085, respectively.

Future minimum annual payments under the lease are as follows:

2014	$154,057
2015	213,463
2016	221,780
2017	230,097
2018	238,413
Thereafter	266,598

$1,324,408

NOTE 4 – RELATED PARTY TRANSACTIONS

One of the Company’s funding sources, NBT Bank, N.A. (an FDIC insured banking institution) is a subsidiary of a member of the Company, NBT Capital Corp. NBT Bank, N.A. (NBT) takes the risk of loss on default for a large majority of the loans that it funds.

In addition, the Company also has several bank accounts on deposit with NBT.

Three of the Company’s senior managers are stockholders of Premier Payment Solutions, Inc., the other member of the Company.

NOTE 5 – RESTRICTED CASH

Restricted cash represents reserves set aside by NBT to cover potential defaults on selected loan portfolios. No withdrawals may be made from these accounts without written approval from NBT.

NOTE 6 – LOAN LOSS CONTINGENCY

Loan loss contingency represents management’s estimate of the potential contingent liability to cover losses on the following loan portfolios:

“Pool B” - This portfolio consists of loans, funded by the primary banking partner, made to borrowers with credit scores lower than normally required by the bank, but high enough to satisfy the Company’s credit worthiness requirements, based on senior management’s previous experience in the consumer loan market.

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 6 – LOAN LOSS CONTINGENCY, continued

The total amount of loans outstanding in this portfolio as of December 31, 2013 and 2012 was approximately $6,240,000 and $5,624,000, respectively. For the years ended December 31, 2013 and 2012, the total amount of loan defaults realized from this portfolio was $468,358 and $356,595, respectively.

“Over $25K” - The 2nd portfolio consists of loans over $25,000, made to individuals with higher than normal credit scores. The Company bears the burden of risk of loss on such loans that were made before September 1, 2012. The Company’s potential liability is based on the ratio of the amount of the original loan balance over $25,000 to the total original loan amount. At December 31, 2013 and 2012, the Company’s exposure on this portfolio was approximately $2,986,000 and $5,402,000, respectively. For the years ended December 31, 2013 and 2012, actual defaults realized from this portfolio were $44,008 and $31,602, respectively.

“ClearChoice Reserve Program” – Loans in this portfolio commenced in July, 2012 and are used to pay for the cost of dental and orthodontic procedures. The Company bears the risk of loss at 1.54% of the outstanding loan balance. At December 31, 2013 and 2012, the Company’s exposure on this portfolio was approximately $62,000 and $32,000, respectively. For the years ended December 31, 2013 and 2012, actual defaults realized from this portfolio were $29 and none, respectively.

Management believes that the loan loss contingency balance is sufficient to cover any future loan defaults on these portfolios.

NOTE 7 – STATEMENT OF CASH FLOWS – SUMMARY OF NON-CASH AND OTHER ITEMS

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

There were no income taxes paid for the years ended December 31, 2013 and December 31, 2012.

There were no payments of interest for the years ended December 31, 2013 and December 31, 2012.

In the year ended December 31, 2013 fully depreciated property and equipment in the amount $18,465 of was written off.

NOTE 8 – RETIREMENT PLAN

The Company has a 401(k) profit sharing plan which covers substantially all employees. Participating employees may contribute, on a tax-deferred basis, a portion of their compensation in accordance with section 401(k) of the Internal Revenue Code. The plan provides for a safe harbor matching contribution by the Company. For the years ended December 31, 2013 and 2012, the Company’s matching contributions were $95,086 and $80,727, respectively.

SPRINGSTONE FINANCIAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

NOTE 9 – COMPENSATED ABSENCES

Employees of the Company are entitled to paid time off (PTO) which accrues up to a maximum of 160 hours. Paid time off can be used as vacation time, sick time, or personal time. Employees cannot carry over more than 40 hours of PTO into the next calendar year. As of December 31, 2013 and 2012, there were no accrued compensated absences.

NOTE 10 – SIGNIFICANT CONCENTRATIONS

The Company is fully dependent on third party funding sources such as banks or private placement financing organizations. As of December 31, 2013, there were two banks with which the Company has an arrangement to fund the loans it originates. Until those loan portfolios grow significantly, the Company is unlikely to pursue other major lending sources, and therefore has a concentration in terms of readily available lenders.

The loan origination industry is subject to certain economic factors such as interest rates, and the overall health of the economy.

NOTE 11 –REGULATORY MATTERS

The Company is subject to various regulations common in the financing industry and continually monitors its responsibilities with regard to regulatory and licensing requirements. The Company is satisfied that it is fully compliant with all requirements

Additionally, each of the Company’s banking partners has a contractual right to review its policies and procedures related to regulatory matters to insure that the Company is in compliance.

NOTE 12 – SUBSEQUENT EVENTS

In late 2013 the Company entered into negotiations with LendingClub Corporation (“LendingClub”) to be acquired. The discussions have continued into 2014, with no definitive terms yet set. Management expects that the Company and LendingClub will agree to terms and that the acquisition will be completed early in the second quarter of 2014.

The Company has evaluated all subsequent events through March 28, 2014, the date the financial statements were available to be issued.

NOTE 13 – SUBSEQUENT EVENTS

Certain amounts in the 2012 financial statements and schedules have been reclassified to conform to the 2013 statement presentation.

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Members

Springstone Financial, LLC

Westborough, MA 01581

We have audited the financial statements of Springstone Financial, LLC as of and for the years ended December 31, 2013 and 2012, and our report thereon dated March 28, 2014, which expressed an unqualified opinion on those financial statements, appears on page three. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Certified Public Accountants

March 28, 2014

SPRINGSTONE FINANCIAL, LLC

SCHEDULE OF OPERATING EXPENSES

(See auditor’s report on supplemental information and notes to financial statements)

	Years Ended December 31,
	2013	2012
Salaries and Payroll Taxes	$4,524,719	$3,602,641
Advertising and Marketing Expense	799,862	499,375
Consultants	297,784	347,254
Printing and Reproduction	115,204	223,984
Information Technology and Website Hosting	272,064	202,584
Rent Expense	172,532	134,085
Professional Fees	441,534	150,484
Travel and Entertainment	39,661	14,004
Depreciation and Amortization	123,421	102,864
Postage and Delivery	142,294	129,061
Insurance	148,137	86,671
Office Supplies and Expense	27,243	34,745
Telephone and Utilities	96,001	80,924
Training and Education	67,252	50,332
Charitable Contributions	2,139	4,470
Employee Retirement Benefits	95,086	80,727
Credit Reports	270,047	194,735
Alliance Rebate	272,587	221,829
Provider Rebates and Chargebacks	1,187,734	716,660
Provision for Loss Contingency	525,605	388,197
Fraud Losses	121,243	93,109
Bank Service Charges	18,727	11,947
Office Relocation Expense	78,184	—
Miscellaneous	22,650	9,550

Total Operating Expenses	$9,861,710	$7,380,232